UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2009

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Sara Lee Corporation announced that on September 25, 2009 it received an irrevocable, binding offer from Unilever N.V. to acquire Sara Lee's global body care and European detergents businesses (collectively, the "Business") for €1.275 billion. The transaction is anticipated to close during calendar year 2010.

Sara Lee has agreed to accept Unilever's irrevocable, binding offer to purchase the Business, subject to compliance with applicable employee consultation obligations, except for those portions of the Business (the "Restricted Business") that operate or are located in countries where acceptance is prohibited until after compliance with applicable employee consultation obligations. Sara Lee can accept Unilever's irrevocable, binding offer to purchase the Restricted Business after Sara Lee has complied with all employee consultation obligations applicable to the Restricted Business.

Sara Lee has agreed to promptly initiate the process necessary to comply with applicable employee consultations obligations relating to the Business. In the event Sara Lee does not comply with applicable employee consultation obligations, excluding employee consultation obligations applicable to the Restricted Business, prior to the expiration of Unilever's irrevocable, binding offer, and provided that Unilever fulfills certain obligations, Sara Lee has agreed to pay Unilever €10,000,000.

Unilever's irrevocable, binding offer will expire on September 25, 2010; provided, however, that if the necessary employee consultations processes have not been completed by that date, either Sara Lee or Unilever may extend the expiration date to December 25, 2010. In exchange for Unilever's irrevocable, binding offer, Sara Lee has agreed not to solicit, invite or initiate or otherwise engage in negotiations or commitments concerning the sale of, or accept any bid or offer in relation to, the Businesses or any part thereof while Unilever’s irrevocable, binding offer remains in effect.

Consummation of the transaction also is subject to customary closing conditions and regulatory clearances that will be contained in a sale and purchase agreement that the parties will finalize and sign prior to consummation of the transaction.

A copy of the press release announcing the transaction is attached as Exhibit 99 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

September 30, 2009	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

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Exhibit Index

Exhibit No.	Description

99	Press release dated September 25, 2009